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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 JUNE 14, 1996
                       (Date of earliest event reported)

                        Commission file number: 0-26518

                         FITZGERALDS GAMING CORPORATION
             (Exact name of registrant as specified in its charter)

              NEVADA                           88-0329170
 (State or other jurisdiction of            (I.R.S. Employer
  incorporation or organization)           Identification No.)

                 301 FREMONT STREET, LAS VEGAS, NV        89101
              (Address of principal executive offices)  (Zip Code)

                                 (702) 388-2224
              (Registrant's telephone number, including area code)

        SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT: NONE

        SECURITIES REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:
             Cumulative Redeemable Preferred Stock, $.01 par value
                         Common Stock Purchase Warrants
                          Common Stock, $.01 par value



                      DOCUMENTS INCORPORATED BY REFERENCE
                                      None




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ITEM 1 - ITEM 5  None.

ITEM 6

Terrance W. Oliver resigned as an officer and director of the Company effective June 30, 1996, to pursue private interests.

ITEM 7

None.

ITEM 8

None.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





June 19, 1996                      ------------------------------------
                                   Fernando Bensuaski
                                   Executive Vice President,
                                   Chief Financial Officer and
                                   Secretary